SUNAMERICA SERIES TRUST

Supplement to the Statutory Prospectus

Dated May 1, 2013

The following change is effective immediately:

Small Company Value Portfolio (the “Portfolio”). In the Portfolio Summary, in the Investment Adviser section, the information about the current portfolio managers for Franklin Advisory Services, LLC (“Franklin”) is deleted in its entirety and replaced with the following:

Name	Portfolio Manager of the Portfolio Since	Title
William J. Lippman	2002	President and Portfolio Manager
Bruce Baughman, CPA	2002	Senior Vice President and Portfolio Manager
Margaret McGee	2002	Vice President and Portfolio Manager
Steve Raineri	2012	Portfolio Manager
Don Taylor, CPA	2002	Chief Investment Officer and Portfolio Manager

In the Management section, under Information about the Investment Subadvisers, the portfolio manager information for the Portfolio is deleted in its entirety and replaced with the following:

The Small Company Value Portfolio is managed by an investment team led by William J. Lippman. Backup portfolio managers of the Portfolio include Bruce Baughman, CPA, Margaret McGee, Don Taylor, CPA, and Steve Raineri. Mr. Lippman joined Franklin in 1988 and is currently President of Franklin and a Portfolio Manager. He is a member of the Franklin Equity Group team. Mr. Baughman joined Franklin in 1988 and is currently a Senior Vice President and Portfolio Manager. He is a member of the Franklin Equity Group team. Ms. McGee joined Franklin in 1988 and is currently a Vice President and Portfolio Manager. She is a member of the Franklin Equity Group team. Mr. Taylor joined Franklin in 1996 and currently serves as the Chief Investment Officer and Portfolio Manager. He is a member of the Franklin Equity Group team. Mr. Raineri joined Franklin Templeton in 2005 and is currently a Research Analyst and Portfolio Manager. He is a member of a team that manages several equity funds including Franklin All Cap Value Fund, where is co-lead manager.

Date: June 19, 2013

Versions: Class 1 Version A; Class 1 & 3 Version C1 and Combined Master